UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 13, 2026

Date of Report (Date of earliest event reported)

FutureTech II Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41289	87-2551539
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

128 Gail Drive New Rochelle, NY	10805
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 459-8498

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FTII
Warrants	FTIIW
Units	FTIIU

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Special meeting of stockholders of FutureTech II Acquisition Corp. (“FutureTech” or the “Company”) held on August 13, 2026 (the “Special Meeting”), FutureTech filed a Certificate of Amendment (the “Fifth Amendment”) to its Amended and Restated Certificate of Incorporation (the “Charter”) with the Delaware Secretary of State on August 14, 2026 to modify the terms and extend the date (the “Business Combination Period”) by which the Company has to consummate an initial business combination (the “Business Combination”) for an additional nine months, from August 18, 2026 to May 18, 2027.

The Fifth Amendment is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Special Meeting was held on August 13, 2026, and on July 7, 2026, the record date for the Special Meeting, there were 4,061,674 shares of common stock of the Company entitled to be voted at the Special Meeting. At the Special Meeting a total of 3,904,200 shares of common stock of the Company or 96.1% of the Company’s total outstanding shares, which were represented in person or by proxy. The results of the Special Meeting are as follows:

Proposal 1. Charter Amendment Proposal. A proposal to amend (the “Charter Amendment”) FutureTech’s amended and restated certificate of incorporation (as amended, the “Charter”) to extend the date by which FutureTech has to consummate a Business Combination for an additional nine months, from August 18, 2026 the “Termination Date” to up to May 18, 2027 the “Extended Termination Date.”

Approval of the Charter Amendment Proposal required the affirmative vote of at least 65% of the total outstanding shares entitled to vote. The Charter Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
3,904,200	0	0	0

Charter Amendment Proposal was approved by stockholders holding 3,904,200 shares or 96.1% of the Company’s outstanding shares of common stock.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

No.	Description of Exhibit
3.1*	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of FutureTech II Acquisition Corp., dated August 14, 2026
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Filed herewith.

No Offer or Solicitation

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

Certain statements included in this Current Report are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, expectations related to the terms, satisfaction of conditions precedent and timing of the Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of the Company’s and the Longevity’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and Longevity. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to the Company and Longevity; risks and costs relating to the regulatory approvals and compliance applicable to Longevity’s products; the Company’s or Longevity’s ability to obtain sufficient working capital; the Company’s and Longevity’s level of indebtedness; Longevity’s ability to successfully and timely acquire, develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to the Company’s and Longevity’s operations and business, including information technology and cybersecurity risks; risks related to the loss of requisite licenses; risks relating to potential disruption of current plans, operations and infrastructure of Longevity as a result of the announcement and consummation of the Business Combination; risks that Longevity is unable to secure or protect its intellectual property; risks that the combined company experiences difficulties managing its growth and expanding operations; the ability to compete with existing or new companies that could slow the development of Longevity’s products or cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the amount of redemption requests made by the Company’s shareholders; and the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial condition of the Company.If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither the Company nor Longevity presently know or that the Company and Longevity currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and Longevity’s expectations, plans or forecasts of future events and views as of the date of this Current Report. The Company and Longevity anticipate that subsequent events and developments will cause the Company’s and Longevity’s assessments to change. However, while the Company and Longevity may elect to update these forward-looking statements at some point in the future, the Company and Longevity specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s and Longevity’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Investors and Stockholders

The Business Combination will be submitted to shareholders of the Company for their consideration and approval at a special meeting of shareholders. The Company and Longevity have prepared a Registration Statement that has been filed with the SEC by the Company, which includes a preliminary and definitive proxy statements to be distributed to the Company’s shareholders in connection with the Company’s solicitation for proxies for the vote by the Company’s shareholders in connection with the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to the Company’s shareholders and certain of the Company’s equity holders in connection with the completion of the Business Combination. After the Registration Statement has been filed and declared effective, the Company will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. The Company’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about the Company, Longevity and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

The Company and Longevity and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the Company’s directors and executive officers in Company’s filings with the SEC, including the Company’s Special Report on Form 10-K filed with the SEC on April 9, 2025. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s shareholders in connection with the Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of the Company’s shareholders generally, will be set forth in the Registration Statement. Shareholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions.

This Current Report is not a substitute for the Registration Statement or for any other document that the Company may file with the SEC in connection with the potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURETECH II ACQUISITION CORP.
Dated: August 17, 2026
	By:	/s/ Ray Chen
	Name:	Ray Chen
	Title:	Chief Executive Officer